UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2003

Goody’s Family Clothing, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	0-19526	62-0793974

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

400 Goody’s Lane, Knoxville, Tennessee	37922

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 966-2000

(Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On March 19, 2003, Goody’s Family Clothing, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Information and Exhibits.

     (c)  Exhibits

99.1	Press release issued by the Company on March 19, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODY’S FAMILY CLOTHING, INC. (Registrant)

Date: March 19, 2003	By:	/s/ Robert M. Goodfriend

Name: Robert M. Goodfriend Title: Chairman of the Board
and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on March 19, 2003.